SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

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                                 FORM 8-K
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                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 15, 1998

                              VAIL BANKS, INC.
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             (Exact name of Registrant as Specified in its Charter)


           Colorado                000-25081                 84-1250561
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(State or other Jurisdiction of (Commission File Number)    (IRS Employer
 Incorporation or Organization)                           Identification No.)


          108 S. Frontage Road West
          Suite 101
          Vail, Colorado                             81657
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(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (970) 476-2002

                          Not applicable
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(Former name or former address, if changed since last report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On December 15, 1998, Vail Banks, Inc. (the "Company") completed the acquisition of Telluride Bancorp, Ltd. ("Telluride") pursuant to a Merger Agreement and Plan of Reorganization by and between the Company and Telluride, dated April 16, 1998, as amended, whereby Telluride merged into the Company, with the Company surviving, and Telluride's wholly owned subsidiaries (Bank of Telluride and Western Colorado Bank) became wholly owned subsidiaries of the Company. The cash consideration paid by the Company was $13,330,717 and 908,913 shares of the Company's common stock were issued to the former shareholders of Telluride. The Company funded the cash amount of the acquisition from the net proceeds of its initial public offering consummated simultaneously with the acquisition on December 15, 1998. The cash amount and the number of shares issued in this transaction was determined by a formula based on multiples of each of the Company's and Telluride's shareholders' equity. The Company accounted for the acquisition of Telluride as a purchase.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION  AND
          EXHIBITS

(a)  Financial Statements of Business Acquired

     1.   Report of Independent Auditors; Accountants' Review Report.
     2. Consolidated Statements of Financial Condition at September 30, 1998 and 1997 (reviewed)(unaudited), December 31, 1997 and 1996.
     3. Consolidated Statements of Income and Comprehensive Income for the Nine Months Ended September 30, 1998 and 1997 (reviewed) (unaudited) and the Years Ended December 31, 1997 and 1996.
     4. Consolidated Statements of Changes in Stockholders' Equity for the Years Ended December 31, 1996 and 1997 and the Nine Months Ended September 30, 1998 (reviewed) (unaudited).
     5. Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 1998 and 1997 (reviewed) (unaudited) and the Years Ended December 31, 1997 and 1996.
     6.   Notes to Consolidated Financial Statements.

     (Incorporated by reference from the Company's Form SB-2, as amended, Commission File No. 333-60346).


(b)  Pro Forma Material Information

     Unaudited Pro Forma Combined Condensed Financial Statements of Vail Banks, Inc. (incorporated by reference from the Company's Form SB-2, as amended, Commission File No. 333-60346).

(c)  Exhibits

     The Merger Agreement and Plan of Reorganization by and between Vail Banks, Inc. and Telluride Bancorp, Ltd., dated April 16, 1998, as amended, (incorporated by reference from the Company's Form SB-2, as amended, Commission File No. 333-60346).



                               SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               VAIL BANKS, INC.


                                        /s/ Joseph S. Dillon
                                   By: Joseph S. Dillon, Senior Executive
                                       Vice President and Chief Financial
                                       Officer



                                                12/29/98
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                                                   Date